Exhibit 24

                   POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.

                   KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 25,148,227 shares of capital stock of the Corporation or other interests issuable under the IBM 1997 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John
     R. Joyce, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 1997.


                                                 /s/ Louis V. Gerstner, Jr.
                                                 --------------------------
                                                 Louis V. Gerstner, Jr.
                                                 Chairman of the Board and
                                                 Chief Executive Officer

                                                                      Exhibit 24

                       POWER OF ATTORNEY OF JOHN R. JOYCE

                   KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 25,148,227 shares of capital stock of the Corporation or other interests issuable under the IBM 1997 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Louis V. Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey
     D. Serkes, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 1997.


                                              /s/ John R. Joyce
                                              ----------------------------
                                              John R. Joyce
                                              Vice President and Controller

                                                                      Exhibit 24

                         POWER OF ATTORNEY OF IBM DIRECTOR

                   KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 25,148,227 shares of capital stock of the Corporation or other interests issuable under the IBM 1997 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Louis V. Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 1997.


                                /s/ Cathleen Black
                                -------------------------
                                Cathleen Black

                                /s/ Harold Brown
                                -------------------------
                                Harold Brown

                                /s/ Juergen Dormann
                                -------------------------
                                Juergen Dormann

                                /s/ Nannerl O. Keohane
                                -------------------------
                                Nannerl O. Keohane

                                /s/ Charles F. Knight
                                -------------------------
                                Charles F. Knight

                                /s/ Lucio A. Noto
                                -------------------------
                                Lucio A. Noto

                                /s/ John B. Slaughter
                                -------------------------
                                John B. Slaughter

                                /s/ Alex Trotman
                                -------------------------
                                Alex Trotman

                                /s/ Charles M. Vest
                                -------------------------
                                Charles M. Vest